Exhibit 10.32

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is made and dated as of May 10, 1996 (the "First Amendment") among Health Systems International, Inc. (the "Company"), the Banks party to the Amended and Restated Credit Agreement referred to below, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Agent (the "Agent"), and amends that certain Amended and Restated Credit Agreement dated as of April 26, 1996 (as so amended or modified from time to time, the "Credit Agreement").

                                    RECITALS

     WHEREAS, the Company has requested the Agent and the Banks to amend certain provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein. All references to the Credit Agreement shall mean the Credit Agreement as hereby amended.

     2. Amendments. The Company, the Agent and the Banks hereby agree to amend the Credit Agreement by deleting the third proviso to Section 7.11 of the Credit Agreement that reads as follows: "provided further that in no event may more than 50% of the Class A shares held by any Designated Shareholder as of April 12, 1995 be repurchased or redeemed by the Company prior to the Revolving Termination Date;".

     3. Representations and Warranty. The Company represents and warrants to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this First Amendment:

          3.1 Authorization. The execution, delivery and performance by the Company of this First Amendment has been duly authorized by all necessary corporate action, and this First Amendment has been duly executed and delivered by the Company.

          3.2 Binding Obligation. This First Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

          3.3 No Legal Obstacle to Amendment. The execution, delivery and performance of this First Amendment will not (a) contravene the Organization Documents of the Company; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting the Company which individually or in the aggregate does or could reasonably be expected to have a Material Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this First Amendment, or the transactions contemplated hereby.

          3.4 Incorporation of Certain Representations. The representations and warranties of the Company set forth in Article V of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

          3.5 Default. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

     4. Conditions, Effectiveness. The effectiveness of this First Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of such other evidence with respect to the Company as the Agent may reasonably request in connection with this First Amendment and the compliance with the conditions set forth herein.

     5.  Miscellaneous.

          5.1 Effectiveness of the Credit Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

          5.2 Waivers. This First Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Majority Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

          5.3 Counterparts. This First Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall not become effective until the Company, the Agent and the Majority Banks shall have signed a copy hereof and the same shall have been delivered to the Agent.

          5.4 Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.



     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

                              HEALTH SYSTEMS INTERNATIONAL, INC.


                              By:
                              Name:
                              Title:



                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Agent


                              By:
                              Name:
                              Title:



                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as a Bank

                              By:
                              Name:
                              Title: